Business Combinations	12 Months Ended
Jun. 30, 2014
Business Combinations
Business Combinations

(5) Business Combinations

On May 23, 2014, the Company closed on the acquisition of certain assets sufficient to sell the Company’s products in the Southern California marketplace of one of its resellers described in Note 16, BFKMS Inc., as part of the Company’s long term strategy of simplifying its sales channels. The total consideration, all to be paid in cash, was $9,435 of which $6,450 has been paid as of June 30, 2014. Of the remaining amount, $2,385 was paid in July 2014 with two further payments due in November 2014 and February 2015 or upon settlement of any indemnification related issues, totaling $600. The following table summarizes the provisional fair value of the assets acquired at the date of acquisition:

At May 23, 2014
Intangible assets	$6,400
Goodwill	3,035
Total purchase price	$9,435

The Company recorded the acquisition using the acquisition method of accounting and recognized assets at their fair value as of the date of acquisition. The $6,400 of amortizable intangible assets consists of $6,180 in client relationships and $220 in a non-solicitation agreement. The fair value of the client relationships has been estimated using the excess earnings method, a form of the income approach, and cash flow projections. The non-solicitation agreement has been estimated using an avoided loss of income method, which is a form of the income approach.  Goodwill will be amortized over a period of 15 years for income tax purposes.  The total purchase price and allocation of the purchase price to assets acquired are provisional pending conclusion of the indemnification period and receipt of the final valuation report from a third party valuation expert.

The balance of the acquired intangibles, net of amortization, is stated separately on the consolidated balance sheet. Direct costs related to the acquisition were recorded as general and administrative expense as incurred.